UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
April 8, 2009 (April 8, 2009)
GASCO ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32369	98-0204105
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)
8 Inverness Drive East, Suite 100
Englewood, Colorado 80112
(Address of principal executive office)
(Registrant’s telephone number, including area code): (303) 483-0044
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On April 8, 2009, the Board of Directors (the “Board”) of Gasco Energy, Inc. (the “Company”) adopted resolutions to amend and restate the bylaws of the Company (as amended and restated, the “Bylaws”), effective as of April 8, 2009. The purpose of the amendment is to amend Section 2 of Article III to permit and authorize the Board to establish, from time to time, the number of directors constituting the Board as the Board believes is advisable and in the best interest of the Company, so long as the number of Directors shall be no fewer than one (1) nor more than nine (9), as prescribed by the Bylaws and the Articles of Incorporation of the Company.
     The description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits:
3.1	Second Amended & Restated Bylaws of Gasco Energy, Inc., effective as of April 8, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Gasco Energy, Inc.
Date: April 8, 2009	By:	/s/ W. King Grant
		Name:	W. King Grant
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
3.1	Second Amended & Restated Bylaws of Gasco Energy, Inc., effective as of April 8, 2009.